MFS(R) Variable Insurance Trust


                           MFS(R) High Income Series


                        Supplement to Current Prospectus



       Effective May 24, 2004, the High Income Series Portfolio Manager section of the prospectus is hereby restated as follows:

       The series is managed by a team of portfolio managers comprised of John Addeo and Scott B. Richards, each a Vice President of MFS. These individuals have each been a portfolio manager of the series since: Mr. Addeo - April 2004 and Mr. Richards - May 24, 2004; and they have been employed in the MFS investment management area since: Mr. Addeo - 1998 and Mr. Richards - 2004. Prior to joining MFS, Mr. Richards was the Head of the High Yield Group at Liberty Funds Group from 1999 to 2003.

       Members of the team may change from time to time, and a current list of team members is available by contacting the MFS Investment Services Group at 1-800-637-8730.


                  The date of this supplement is May 24, 2004.